497(e)
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The Equitable Life Assurance Society of the United States

SUPPLEMENT DATED AUGUST 15, 2003 TO THE SUPPLEMENT DATED MAY 1, 2003 FOR THE PROSPECTUS, SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI") OF:


EQUI-VEST(R) Employer-Sponsored Retirement Programs (Series 100 and 200) -- EDC Contracts Only
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This Supplement modifies certain information in the above referenced
Prospectus, Supplement to prospectus and Statement of Additional Information, as previously supplemented (together the "Prospectus") to reflect the ability to take loans from governmental EDC contracts (subject to state and plan availability). The Supplement also provides information about additional withdrawal charge waivers and the availability of the systematic withdrawal feature under your contract.

Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. You should keep this Supplement with your Prospectus. We will send you another copy of any Prospectus or Supplement, without charge, upon request.


LOANS UNDER GOVERNMENTAL EDC CONTRACTS

You may borrow against your account value under a governmental EDC contract issued under a governmental employer plan described in Section 457(g) of the Code. Loans under governmental EDC contracts may not be available in all states and are subject to the terms of the governmental employer plan. Loans are not available under any governmental EDC contract when the required minimum distribution withdrawal option has been elected.

Before we make a loan, you must properly complete and sign a loan request form and be approved by the contract owner; generally, your employer, plan trustee, or the plan administrator as authorized under the governmental employer plan. You should read the terms and conditions of the form carefully and consult with a tax adviser before taking out a loan. Please see the loan provisions stated in the contract and the loan request form for more details.

We permit only one loan to be outstanding at any time. When you take a loan we will transfer certain amounts to a loan reserve account.

A loan will not be treated as a taxable distribution unless:

o it exceeds limits of federal income tax rules; or

o interest and principal are not paid when due; or

o in some instances, service with the employer terminates.

The tax consequences of failure to repay a loan due are substantial.

If the plan permits, loans are available from governmental EDC plans. Loans are subject to federal income tax limits and may also be subject to the limits of the plan. Federal income tax rule requirements apply even if the plan is not subject to ERISA.

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. Finally, unpaid loans may become taxable when the individual severs from employment with the employer which provided the funds for the contract. In addition, the 10% early distribution penalty tax may apply.

We report the entire unpaid balance of the loan (including unpaid interest) as includable in income in the year of the default. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution.

o The amount of a loan to a participant, when combined with all other loans to the participant from 457(b) and 403(b) plans as well as all qualified plans of the employer, cannot exceed the lesser of (1) the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits, (2) $50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous twelve months over the outstanding loan balance of plan loans on the date the loan was made.

o In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. EQUI-VEST(R) contracts have a term limit of 10 years for loans used to acquire the participant's primary residence.

o All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly. In very limited circumstances, the repayment obligation may be temporarily suspended during a leave of absence.


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The lifetime required minimum distributions option and systematic withdrawals are not available for governmental EDC contracts, if you have an outstanding loan under a contract. In addition, any loans you take will affect the account value, the cash value and the death benefit under your contract.

"Account value" under your contract is the total of the: (i) values you have allocated to the variable investment options; (ii) the guaranteed interest option; (iii) the market adjusted amounts you have in the fixed maturity options; and (iv) if you have taken a loan under a governmental EDC contract, amounts held in your loan reserve account. These amounts are subject to certain fees and charges.

At any time before annuity payments begin, your contract's "cash value" is equal to the account value, less: (i) any applicable withdrawal charges and
(ii) the total amount or a pro rata portion of the annual administrative charge, and (iii) under a governmental EDC contract, any outstanding loan plus accrued interest.

A withdrawal charge may apply to any governmental EDC defaulted loans. The withdrawal charge equals a percentage of the amount of any such defaulted loans. Whether a withdrawal charge applies and the percentage that applies is determined using the same conditions as apply to withdrawals from your contract.

The death benefit under your contract is equal to the greater of (i) your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect payment or
(ii) the "minimum death benefit." The minimum death benefit is equal to your total contributions, adjusted for withdrawals and any withdrawal charges and any taxes that apply (and less any outstanding loan balances plus accrued interest in the case of a governmental EDC contract).


WITHDRAWAL CHARGE WAIVERS

In addition to the withdrawal charge waivers discussed in your Prospectus, under an EDC contract, no withdrawal charge applies if:

o the contract owner has completed at least five contract years, has reached age 55 and has separated from service.

o during any contract year, the amount withdrawn is less than or equal to 10% of the account value at the time the withdrawal is requested, minus any amount previously withdrawn during that contract year. This 10% portion is called the free withdrawal amount.


SYSTEMATIC WITHDRAWALS

If you have at least $20,000 of account value in the variable investment options and the guaranteed interest option, you may take systematic withdrawals on a monthly or quarterly basis. The minimum amount you may take for each withdrawal is $250. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, your withdrawals will be made on the first day of the month. A check for the amount of the withdrawal will be mailed to you or, if you prefer, we will electronically transfer the money to your checking account.

You may withdraw either the amount of interest earned in the guaranteed interest option or a fixed-dollar amount from either the variable investment options or the guaranteed interest option. If you elect the interest option, a minimum of $20,000 must be maintained in the guaranteed interest option. If you elect the fixed-dollar option, you do not have to maintain a minimum amount.

If you choose to have a fixed dollar amount taken from the variable investment options, you may elect to have the amount of the withdrawal subtracted from your account value in one of three ways:

(1) pro rata from more than one variable investment option (without using up your total value in those options); or

(2) pro rata from more than one variable investment option (until your value in those options is used up); or

(3) you may specify a dollar amount from only one variable investment option.

You may elect systematic withdrawals under a governmental EDC contract if:

o your plan or program permits it;

o the contract is not subject to withdrawal restrictions; and

o the contract does not have a loan outstanding.

You can cancel the systematic withdrawal option at any time.

Amounts withdrawn in excess of the 10% free withdrawal amount may be subject to a withdrawal charge.

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           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                          1290 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10104
                                 (212) 554-1234

  COPYRIGHT 2003. THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES.
                              ALL RIGHTS RESERVED.
EQUI-VEST(R) IS A REGISTERED SERVICE MARK OF THE EQUITABLE LIFE ASSURANCE
                         SOCIETY OF THE UNITED STATES

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